                                                                Exhibit 10.3 (a)


                            AMENDMENT TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT


            AMENDMENT dated as of the 22 day of September, 1997 to AMENDED AND RESTATED EMPLOYMENT AGREEMENT dated as of November 4, 1995 by and between NORTON MCNAUGHTON OF SQUIRE, INC., a New York corporation (the "Company") and SANFORD GREENBERG (the "Employee").

                              W I T N E S S E T H:

            WHEREAS, the Employee and the Company have heretofore entered into an Amended and Restated Employment Agreement dated as of November 4, 1995 (the "Employment Agreement"); and

            WHEREAS, the parties desire to amend the Employment Agreement as hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

            A. Section 5 of the Employment Agreement is hereby amended by adding a new paragraph at the end thereof to read as follows:

            "For the period commencing on the date hereof until the death of the Employee, the Company agrees, at its expense, to provide the Employee and the Employee's spouse and his children under age 20 or under age 24 if such children are full-time students with coverage under the medical plans of the Company on the same terms and conditions (including the same Company-paid portions) that coverage is generally available to employees of the Company. In the event that the Company is unable to provide the coverage set forth in the preceding sentence during any month as a result of (a) a change of law or regulation which restricts the provision of coverage for persons who are not employees the Company, (b) the failure by the Company's insurance carrier or plan to provide coverage for persons who are not employees of the Company or (c) a change in the cost of such coverage such that the cost to the Company to provide such coverage for any monthly period exceeds the amount set forth on Exhibit A hereto under the column labelled "Monthly Premium", the Company shall not be obligated to provide such coverage under its medical plans and shall reimburse Employee for any premiums paid by Employee for comparable medical coverage. Such reimbursement shall not exceed the amount set forth on Exhibit A hereto under the column labelled "Monthly Premium" for any monthly period."


            B. Except as hereby amended, the Employment Agreement continues in full force and effect.

                                     * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.


                                        NORTON MCNAUGHTON OF SQUIRE, INC.


                                        By: /s/ Peter Boneparth
                                            ---------------------
                                              Title: President


                                            /s/ Sanford Greenberg
                                            ---------------------
                                              Sanford Greenberg

                                    EXHIBIT A

                 MEDICAL INSURANCE PREMIUMS TO SANFORD GREENBERG
                    IF COMPANY IS UNABLE TO PROVIDE COVERAGE
                    ----------------------------------------



   FISCAL PERIOD
---------------------
BEGINNING    ENDED         ANNUAL          MONTHLY
MAY 1:      APRIL 30:      PREMIUM         PREMIUM
---------------------      -------         -------
  1997        1998        $6,500.00        $541.67
  1998        1999         6,825.00         568.75
  1999        2000         7,166.25         597.19
  2000        2001         7,524.56         627.05
  2001        2002         7,900.79         658.40
  2002        2003         8,295.83         691.32
  2003        2004         8,710.62         725.89
  2004        2005         9,146.15         762.18
  2005        2006         9,603.46         800.29
  2006        2007        10,083.63         840.30
  2007        2008        10,587.82         882.32
  2008        2009        11,117.21         926.43
  2009        2010        11,673.07         972.76
  2010        2011        12,256.72       1,021.39
  2011        2012        12,869.56       1,072.46
  2012        2013        13,513.03       1,126.09
  2013        2014        14,188.68       1,182.39
  2014        2015        14,898.12       1,241.51
  2015        2016        15,643.03       1,303.59
  2016        2017        16,425.18       1,368.76
  2017        2018        17,246.44       1,437.20
  2018        2019        18,108.76       1,509.06
  2019        2020        19,014.19       1,584.52
  2020        2021        19,964.90       1,663.74
  2021        2022        20,963.15       1,746.93
  2022        2023        22,011.31       1,834.28
  2023        2024        23,111.87       1,925.99
  2024        2025        24,267.47       2,022.29
  2025        2026        25,480.84       2,123.40
  2026        2027        26,754.88       2,229.57
  2027        2028        28,092.63       2,341.05
  2028        2029        29,497.26       2,458.10
  2029        2030        30,972.12       2,581.01
  2030        2031        32,520.73       2,710.06
  2031        2032        34,146.76       2,845.56
  2032        2033        35,854.10       2,987.84
  2033        2034        37,646.80       3,137.23
  2034        2035        39,529.15       3,294.10
  2035        2036        41,505.60       3,458.80
  2036        2037        43,580.88       3,631.74
  2037        2038        45,759.93       3,813.33
  2038        2039        48,047.92       4,003.99
  2039        2040        50,450.32       4,204.19
  2040        2041        52,972.84       4,414.40
  2041        2042        55,621.48       4,635.12
  2042        2043        58,402.55       4,866.88
  2043        2044        61,322.68       5,110.22
  2044        2045        64,388.81       5,365.73
  2045        2046        67,608.25       5,634.02
  2046        2047        70,988.67       5,915.72
  2047        2048        74,538.10       6,211.51
  2048        2049        78,265.00       6,522.08
  2049        2050        82,178.25       6,848.19
  2050        2051        86,287.17       7,190.60